Fees Summary	Dec. 01, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	11,312.19
Total Transaction Valuation	81,913,022.1
Total Offset Amount	0
Net Fee	$ 11,312.19